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                                                                    EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002






         I, Jonathan Stern, Chief Financial Officer of Register.com, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C.ss.1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (i) The Company's accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ JONATHAN STERN
Jonathan Stern
Chief Financial Officer


Date: August 14, 2002